UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 6, 2013

iMedicor, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52765	95-4696799
(Commission File Number)	(IRS Employer Identification No.)

13506 Summerport Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

888-810-7706
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                  Changes in Registrant’s Certifying Accountant.

(a)    On December 3, 2013, iMedicor, Inc. (the “Company”) dismissed Demetrius Berkower, LLC ("Demetrius") as the independent accountant to audit the financial statements of the Company, effective as of that date.  Previously, the Audit Committee of the Board of Directors of the Company had authorized and approved the dismissal of Demetrius.

Demetrius's reports on the Company's financial statements for the fiscal years ended June 30, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Demetrius's report for the year ended June 30, 2012 and 2011 included an emphasis regarding uncertainty about our ability to continue as a going concern and the financial statements did not include adjustments that might result from the outcome of this uncertainty.

There have been no disagreements with Demetrius on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Demetrius, would have caused it to make reference to the subject matter of the disagreement in connection with its report. None of the events described in Item 304(a)(1)(v) of Regulation S-K (a “reportable event”) occurred within the Company’s two most recent fiscal years and any subsequent interim period preceding the dismissal of Demetrius.

The Company provided to Demetrius a copy of this Form 8-K and requested Demetrius to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from Demetrius is attached as Exhibit 16.1 to this Form 8-K and incorporated herein by reference.

(b)    On December 3, 2013, the Company engaged PMB Helin Donovan ("PMB") as the independent accountant to audit the financial statements of the Company and its subsidiaries effective as of that date.  Previously, the Audit Committee of the Board of Directors of the Company authorized and approved the engagement of PMB.

Neither the Company nor anyone on its behalf consulted PMB regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement and event identified in response to Item 304(a)(2) of Regulation S-K (there being none).

Item 9.01                 Financial Statements and Exhibits.

(c)                Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

16.1	Letter from Demetrius, LLC dated December 6, 2013

99.1	Press Release Announcing Change in Auditor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iMEDICOR, INC.
(Registrant)

By:	/s/ Robert McDermott
Robert McDermott
President and
Chief Executive Officer

Dated: December 6, 2013